                                                                   EXHIBIT 10.12

                                                               EXECUTION VERSION


                                    EXHIBIT G

                           FORM OF FIRST AMENDMENT TO
                       CONVERTIBLE SECURED PROMISSORY NOTE

         THIS FIRST AMENDMENT TO CONVERTIBLE SECURED PROMISSORY NOTE (the "AMENDMENT") is made and entered into as of April 26, 2004, by and among NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation (the "MAKER") and ____________ (the "HOLDER"). This Amendment amends the Note (as defined below).

                                    RECITALS

A. Section 10 of that certain Convertible Secured Promissory Note, dated as of November 12, 2003, by and between the Maker and the Holder (the "NOTE"), states that any provision of such note may be amended or waived in writing by the Holder and the Maker; and

B. The Maker and the Holder wish to amend the Note as provided below.

                                    AGREEMENT

   NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Note is hereby amended and restated in its entirety as follows:

   "1. Maturity Date. The aggregate principal amount of this Note and accrued interest thereon shall be due and payable on: (i) November 12, 2004 if a Stage 2 Qualifying Financing has occurred on or before November 12, 2004: or (ii) May 12, 2005 if a Stage 2 Qualifying Financing has not occurred on or before November 12, 2004 (such date, the "Maturity Date")."

2. Section 4 of the Note is hereby amended and restated in its entirety as follows:

   "4. Prepayment. The Maker may prepay this Note and all interest accrued hereon in whole or in part, upon not less than five business days' prior written notice to the Holder; provided, however that, prior to the occurrence of a Stage 2 Qualifying Financing, any such prepayment shall only be made upon Maker's receipt of a request to do so from Investor and, as applicable, Other Investors, collectively holding a majority of the Convertible Preferred Stock outstanding at the time of such request (as each such term is defined in that certain Recapitalization Agreement (the "Recapitalization Agreement") dated as of April 26, 2004 by and between the Maker and Toucan Capital Fund II, L.P.)."

   3. Section 5 of the Note is hereby amended and restated in its entirety as follows:

"5. Conversion

(a) At any time prior to the earlier to occur of a Stage 1 Qualifying Financing or the Maturity Date, the principal of and accrued interest on this Note shall be convertible at the election of the Maker (which shall occur only upon Maker's receipt of a request to do so from Investor and, as applicable, Other Investors, collectively holding a majority of the Convertible Preferred Stock outstanding at the time of such request) into a number (rounded down in the case of any fractional shares) of fully paid and non-assessable shares of Common Stock, par value $.001 per

                                                               EXECUTION VERSION

share, of the Maker equal to the amount being converted divided by the Conversion Price (as defined herein).

(b) At any time following the occurrence of a Stage 1 Qualifying Financing and prior to the earlier to occur of a Stage 2 Qualifying Financing or the Maturity Date, the principal of and accrued interest on this Note shall be convertible at the election of Holder into a number (rounded down in the case of any fractional shares) of fully paid and non-assessable shares of Common Stock, par value $.001 per share, of the Maker equal to the amount being converted divided by the Conversion Price.

(c) At any time following the occurrence of a Stage 2 Qualifying Financing and prior to the Maturity Date, the principal of and accrued interest on this Note shall be convertible at the election of the Maker (which shall occur only upon Maker's receipt of a request to do so from Investor and, as applicable, Other Investors, collectively holding a majority of the Convertible Preferred Stock outstanding at the time of such request) into a number (rounded down in the case of any fractional shares) of fully paid and non-assessable shares of Common Stock, par value $.001 per share, of the Maker equal to the amount being converted divided by the Conversion Price.

(d) To effect the conversion of this Note, a written notice of conversion specifying the date on which such conversion is to be effected (the "Conversion Date") shall be delivered: (i) in the case of a conversion pursuant to Section 5(a) or 5(c), by the Maker to the Holder; and (ii) in the case of a conversion pursuant to Section 5(b), by the Holder to the Maker. The Holder shall surrender this Note to the Maker and deliver a representation letter to the Maker containing customary private placement representations and warranties so that the issuance of the shares of Common Stock upon conversion of this Note shall be exempt from registration under the Securities Act of 1933, as amended. Promptly following the Conversion Date, the Maker shall issue to the Holder the shares of Common Stock into which this Note has been converted, registered on the books of the Maker in the name of the Holder or its nominee and shall deliver the certificate(s) representing such shares to the Holder at the address specified by the Holder. From and after the Conversion Date, the Holder shall be treated for all purposes as the owner of the shares of Common Stock into which this Note has been converted and the certificate(s) for such shares shall be issued as of the Conversion Date.

(e) The Maker shall, prior to any conversion of this Note, have reserved a sufficient number of duly authorized shares of Common Stock to satisfy the conversion of this Note.

(f) As used herein, "Conversion Price" means $0.10 per share, as appropriately adjusted for stock splits, reverse stock splits, reclassifications, or other similar occurrences affecting the number of shares of Common Stock outstanding after April 26, 2004.

(g) As used herein, "Stage 1 Qualifying Financing" means the receipt by Maker, after April 26, 2004, of gross proceeds aggregating at least $8 million resulting from (i) any combination of issuances of any class or series of Equity Security, Debt Security (each as defined in the Recapitalization Agreement) and/or combinations thereof (including, without limitation, any conversion of any convertible promissory notes, and/or other convertible securities or instruments of any kind), and (ii) conversion of any convertible security or instrument and exercise of exercisable security or instrument.



                                       2.
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                                                               EXECUTION VERSION

(h) As used herein, "Stage 2 Qualifying Financing" means the receipt by Maker, after April 26, 2004, of gross proceeds aggregating at least $15 million resulting from any combination of issuances of any class or series of Equity Security, Debt Security (each as defined in the Recapitalization Agreement) and/or combinations thereof for cash only, and not including any conversion of any convertible security or instrument or exercise of any exercisable security or instrument."

4. All other terms and conditions of the Note shall be unaffected hereby and remain in full force and effect.

5. This Amendment shall be shall be governed by and construed under the laws of the State of Washington as applied to agreements among Washington residents entered into and to be performed entirely within the State of Washington.

6. This Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]



                                       3.

                                                               EXECUTION VERSION

         IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO CONVERTIBLE SECURED PROMISSORY NOTE as of the date first above written.

COMPANY:

NORTHWEST BIOTHERAPEUTICS, INC.,
a Delaware corporation

By: ____________________________________

Name: __________________________________

Title: _________________________________








HOLDER:

_______________________________________

Name:











                                       4.